UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2014

Endurance International Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36131	46-3044956
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Corporate Drive, Suite 300 Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 852-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 are slides being presented at an investor conference by Endurance International Group Holdings, Inc. (the “Company”). These slides are furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company has also posted the slides to its investor relations website at http://ir.enduranceinternational.com.

The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act), or otherwise subject to the liabilities of that section, nor shall this Item 7.01, such Exhibit 99.1, or any of the information contained herein or therein be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit relating to Item 7.01 shall be deemed to be furnished and not filed:

99.1	Endurance International Group Holdings, Inc. Slide Deck

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDURANCE INTERNATIONAL GROUP HOLDINGS, INC.

Date: March 4, 2014	/s/ David C. Bryson
(Signature)
Name: David C. Bryson
Title: Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Endurance International Group Holdings, Inc. Slide Deck